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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 12, 2006

                         THE ESTEE LAUDER COMPANIES INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          1-14064             11-2408943
(State or other jurisdiction of           (Commission          (IRS Employer
        incorporation)                    File Number)       Identification No.)

  767 FIFTH AVENUE, NEW YORK, NEW YORK                            10153
(Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code
                                  212-572-4200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

           On September 6, 2006, the Company's Compensation Committee approved the payment of cash bonuses for the fiscal year ended June 30, 2006, to the Company's named executive officers pursuant to the Company's Executive Annual Incentive Plan in the following amounts:


                    Named Executive Officer       Fiscal 2006 Bonus Amount
         -----------------------------------------------------------------------
         Leonard A. Lauder                            1,369,000
         William P. Lauder                            1,521,100
         Daniel J. Brestle                            1,445,000
         Patrick Bousquet-Chavanne                    1,048,900
         Philip Shearer                               1,003,000


          Bonuses for Leonard A. Lauder (Chairman), William P. Lauder (President and Chief Executive Officer) and Daniel J. Brestle (Chief Operating Officer) were based on the levels of achievement of net sales and earnings per share targets by the Company in fiscal 2006. The bonuses for Patrick Bousquet-Chavanne (Group President) and Philip Shearer (Group President) were based on the levels of achievement of the net sales and earnings per share targets by the Company in fiscal 2006 and levels of achievement of full-year goals for their respective groups at the start of fiscal 2006, including net sales for the group (measured by overall net sales and by retail sell-through in the United States), operating margin, expense control, working capital relating to inventory and planning accuracy.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE ESTEE LAUDER COMPANIES INC.

Date:  September 12, 2006
                                             By:  /s/ Amy DiGeso
                                               ---------------------------------
                                               Amy DiGeso
                                               Executive Vice President - Global
                                               Human Resources